FIRST AMENDMENT TO PARTICIPATION AGREEMENT

THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT is made as of this 24th day of April, 2008, among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("GWLA") AND FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("FGWL&A"), SELIGMAN PORTFOLIOS, INC., ("Fund"), AND SELIGMAN ADVISORS, INC. ("Distributor"), collectively the Parties. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

RECITALS

     WHEREAS, GWLA, FGWL&A, Fund, and Distributor are parties to a Participation Agreement dated March 30, 2006 (the "Agreement"); and

     WHEREAS, The Parties desire and agree to amend the Agreement by deleting Schedule A of the Agreement and replacing it with the revised Schedule A attached hereto.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

             1. Schedule A of the Agreement is hereby replaced in its entirety with Schedule A as attached and incorporated by reference to this Amendment.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the ____ day of April 2008.

GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer

By: /s/ Susan C. Gile

Name: Susan C. Gile

Title: VP

Date: 4/24/08

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer

By: /s/ Chris Bergeon

Name: Chris Bergeon

Title: VP

Date: 4/24/08

SELIGMAN PORTFOLIOS, INC.

By:/s/ Brian T. Zho

Title:

Date:

SELIGMAN ADVISORS. INC.

By: /s/ Charles Kadlec

Title:

Date:

Schedule A

Separate Accounts and Associated Contracts

CONTRACTS	FORM NUMBERS
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
PRODUCTS:
Variable Annuity Contract OneSource	GROUP: J444MMF and J444SA
INDIVIDUAL: J444INDMMF and J444INDSA

Variable Annuity Contract Select	:J434; J434IND

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
PRODUCTS:
Variable Annuity Contract Select	J464NY1

Variable Annuity Contract OneSource	J444NY

Class 1 or Class 2 shares of its Portfolios

The following shares of the Portfolios are available as an investment vehicle for funding of the Accounts:

Name of Portfolio	Share Class	CUSIP
Communications and Information Portfolio	Class 2	81634D-659

Class 1 or Class 2 shares of its Portfolios

The following shares of the Portfolios are available as an investment vehicle for funding of the Accounts:

Any portfolios or series of the Fund that are available and open to investors on or after the effective date of this Agreement.